EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of Technology Resources, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of Technology Resources, Inc. for the nine months ended September 30, 2007.

The undersigned certify that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Technology Resources, Inc. as of September 30, 2007.

This Certification is executed as of October 17, 2007

By:
/s/ WILLIAM S. LEE
William S. Lee
President and Chief Executive Officer
(Principal Executive Officer)

By:
/s/ LOU MAKI
Lou Maki
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Technology Resources, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.